CSFB CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-B

DERIVED INFORMATION [05/26/2005]

IRWIN HOME EQUITY MORTGAGE TRUST 2005-B

[$238,256,918]

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

U.S. Bank National Association

Indenture Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston. The Information contained herein is preliminary and subject to change.

The Information addresses only certain aspects of the applicable Note’s characteristics and thus does not provide a complete assessment or contain all material information about the Notes. As such, the Information may not reflect the impact of all structural characteristics of the Notes. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the Notes discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Notes discussed in this communication has not been filed with the Securities and Exchange Commission. There shall not be any offer or sale of the Notes discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the Notes (“Offering Documents”) discussed in this communication for definitive Information on any matter discussed in this communication. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373 or from the Securities and Exchange Commission’s website.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

IRWHE 2005-B
Assumptions:
Draw	0%
Advance	0%
Recovery Lag	6 months
Severity	100%
Triggers	No Stepdown
Optional Redemption	To Maturity
The BreakEven SDA for a class is the maximum percentage of the SDA such that the class will take a writedown at the corresponding scenario assumptions (Percentage of the SDA increment in 1.0%)

						Month/Year of First Principal
Class	PPC (%)	SDA (%)	Libor	Collateral Cum Loss $ (%)	Wal	Loss
1M-2	100	2066	Fwd	25,350,436.64 (19.53%)	7.4	8/2013
1M-2	65	1734	Fwd	30,942,114.88 (23.84%)	10.86	4/2013
1M-2	100	1785	Fwd + 200	22,415,955.56 (17.27%)	7.64	5/2013
1M-2	65	1431	Fwd + 200	26,378,964.50 (20.32%)	11.12	1/2013
1M-3	100	1497	Fwd	19,257,404.13 (14.84%)	8.42	2/2013
1M-3	65	1326	Fwd	24,722,968.81 (19.05%)	11.85	1/2013
1M-3	100	1253	Fwd + 200	16,455,044.11 (12.68%)	8.61	9/2012
1M-3	65	1076	Fwd + 200	20,616,988.91 (15.88%)	11.88	2/2012
2M-3	100	866	Fwd	9,148,336.24 (8.43%)	8.52	5/2013
2M-3	65	788	Fwd	12,610,783.34 (11.63%)	12.18	8/2012
2M-3	100	853	Fwd + 200	9,020,256.35 (8.32%)	8.53	4/2013
2M-3	65	776	Fwd + 200	12,434,608.10 (11.46%)	12.17	11/2012
2M-4	100	724	Fwd	7,734,715.29 (7.13%)	10.69	4/2013
2M-4	65	693	Fwd	11,203,325.13 (10.33%)	14.04	9/2012
2M-4	100	714	Fwd + 200	7,633,942.90 (7.04%)	10.7	6/2013
2M-4	65	684	Fwd + 200	11,068,464.34 (10.21%)	13.97	6/2012

The BreakEven SDA for a class is the maximum percentage of the SDA such that the class will take a writedown at the corresponding scenario assumptions (Percentage of the SDA increment in 1.0%)

						Month/Year of First Principal
Class	PPC (%)	CDR (%)	Libor	Collateral Cum Loss $ (%)	Wal	Loss
1M-2	100	9.0	Fwd	25,722,838.36 (19.82%)	7.48	9/2014
1M-2	65	7.6	Fwd	31,796,533.26 (24.50%)	10.84	5/2020
1M-2	100	7.8	Fwd + 200	22,773,902.78 (17.55%)	7.75	2/2014
1M-2	65	6.4	Fwd + 200	27,683,047.01 (21.33%)	11.49	2/2016
1M-3	100	6.5	Fwd	19,432,404.18 (14.97%)	8.47	8/2016
1M-3	65	5.9	Fwd	25,884,803.11 (19.94%)	12.27	9/2019
1M-3	100	5.5	Fwd + 200	16,751,218.43 (12.91%)	8.76	2/2014
1M-3	65	4.8	Fwd + 200	21,740,258.89 (16.75%)	12.71	12/2021
2M-3	100	4.0	Fwd	9,228,992.02 (8.51%)	8.49	9/2014
2M-3	65	3.6	Fwd	12,982,124.15 (11.97%)	12.38	8/2016
2M-3	100	3.9	Fwd + 200	9,013,281.93 (8.31%)	8.44	12/2018
2M-3	65	3.5	Fwd + 200	12,655,935.12 (11.67%)	12.35	10/2018
2M-4	100	3.3	Fwd	7,703,740.33 (7.10%)	10.64	12/2016
2M-4	65	3.1	Fwd	11,333,011.94 (10.45%)	14.66	2/2022
2M-4	100	3.3	Fwd + 200	7,703,740.33 (7.10%)	10.67	8/2013
2M-4	65	3.1	Fwd + 200	11,333,011.94 (10.45%)	14.68	10/2016